LEHMAN ABS CORPORATION,

                                 as Depositor

                                     and

                          WILMINGTON TRUST COMPANY,

                               as Owner Trustee


                 _________________________________________



                               TRUST AGREEMENT

                        Dated as of September 1, 1997

                 __________________________________________



         $7,735,000 Floating Rate Asset Backed Certificates, Class A2








                              Table of Contents
                             -----------------

Section                                                                Page
-------                                                                ----

                                  ARTICLE I

                                 Definitions

1.01.     Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1


                                  ARTICLE II

                                 Organization

2.01.     Name . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.02.     Office . . . . . . . . . . . . . . . . . . . . . . . . . .   1
2.03.     Purposes and Powers  . . . . . . . . . . . . . . . . . . .   1
2.04.     Appointment of Owner Trustee . . . . . . . . . . . . . . .   2
2.05.     Initial Capital Contribution of Trust Estate . . . . . . .   2
2.06.     Declaration of Trust . . . . . . . . . . . . . . . . . . .   2
2.07.     Limitation of Liability  . . . . . . . . . . . . . . . . .   3
2.08.     Title to Trust Property  . . . . . . . . . . . . . . . . .   3
2.09.     Situs of Trust . . . . . . . . . . . . . . . . . . . . . .   3
2.10.     Representations  and  Warranties  and  Covenants  of  the
          Depositor  . . . . . . . . . . . . . . . . . . . . . . . .   3
2.11.     Representations  and  Warranties  of the  Depositor  with
          Respect to the CABS  . . . . . . . . . . . . . . . . . . .   6

                                 ARTICLE III

                           Conveyance of the CABS;
                  Certificates; Appointment of Administrator

3.01.     Conveyance of the CABS . . . . . . . . . . . . . . . . . .   7
3.02.     Initial Ownership  . . . . . . . . . . . . . . . . . . . .   7
3.03.     The Certificates . . . . . . . . . . . . . . . . . . . . .   7
3.04.     The Global Certificates  . . . . . . . . . . . . . . . . .  11
3.05.     Book-Entry Certificates  . . . . . . . . . . . . . . . . .  12
3.06.     Notices to Depository  . . . . . . . . . . . . . . . . . .  13
3.07.     Definitive Certificates  . . . . . . . . . . . . . . . . .  13
3.08.     Authentication of Certificates . . . . . . . . . . . . . .  13
3.09.     Registration of Transfer and Exchange of Certificates  . .  14
3.10.     Mutilated, Destroyed, Lost or Stolen Certificates  . . . .  17
3.11.     Persons Deemed Certificateholders  . . . . . . . . . . . .  17
3.12.     Access   to   List  of   Certificateholders'   Names  and
          Addresses  . . . . . . . . . . . . . . . . . . . . . . . .  18
3.13.     Maintenance of Office or Agency  . . . . . . . . . . . . .  18
3.14.     Appointment of Administrator . . . . . . . . . . . . . . .  18
3.15.     Reporting  . . . . . . . . . . . . . . . . . . . . . . . .  19


                                  ARTICLE IV

                           Actions by Owner Trustee
4.01.     Prior  Notice  to  Certificateholders  with  Respect   to
          Certain Matters  . . . . . . . . . . . . . . . . . . . . .  20
4.02.     Action  by  Certificateholders  with  Respect to  Certain
          Matters  . . . . . . . . . . . . . . . . . . . . . . . . .  20
4.03.     Action by Certificateholders with Respect to Bankruptcy  .  21
4.04.     Restrictions on Certificateholders' Power  . . . . . . . .  21
4.05.     Majority Control . . . . . . . . . . . . . . . . . . . . .  21

                                  ARTICLE V

            Administration of the CABS; Application of Trust Funds

5.01.     Collection of Payments on CABS; Collection Account . . . .  22
5.02.     Distributions  . . . . . . . . . . . . . . . . . . . . . .  22
5.03.     Method of Payment  . . . . . . . . . . . . . . . . . . . .  23
5.04.     Accounting    and    Reports    to    the    Noteholders,
          Certificateholders,  the  Internal  Revenue  Service  and
          Others . . . . . . . . . . . . . . . . . . . . . . . . . .  23
5.05.     Signature on Returns . . . . . . . . . . . . . . . . . . .  24
5.06.     Statements to Certificateholders . . . . . . . . . . . . .  24
5.07.     Notices to Owner Trustee . . . . . . . . . . . . . . . . .  25

                                  ARTICLE VI

                    Authority and Duties of Owner Trustee

6.01.     General Authority  . . . . . . . . . . . . . . . . . . . .  26
6.02.     General Duties . . . . . . . . . . . . . . . . . . . . . .  26
6.03.     Action upon Instruction  . . . . . . . . . . . . . . . . .  26
6.04.     No Duties Except as Specified in  this Trust Agreement or
          in Instructions  . . . . . . . . . . . . . . . . . . . . .  27
6.05.     No   Action   Except   Under   Specified   Documents   or
          Instructions . . . . . . . . . . . . . . . . . . . . . . .  28
6.06.     Restrictions . . . . . . . . . . . . . . . . . . . . . . .  28
6.07.     Limitation on Trust Activities . . . . . . . . . . . . . .  28

                                 ARTICLE VII

                         Concerning the Owner Trustee

7.01.     Acceptance of Trusts and Duties  . . . . . . . . . . . . .  29
7.02.     Furnishing of Documents  . . . . . . . . . . . . . . . . .  30
7.03.     Representations and Warranties . . . . . . . . . . . . . .  30
7.04.     Reliance; Advice of Counsel  . . . . . . . . . . . . . . .  31
7.05.     Not Acting in Individual Capacity  . . . . . . . . . . . .  31
7.06.     Owner Trustee Not Liable for Certificates or CABS  . . . .  32
7.07.     Owner Trustee May Own Certificates and Notes . . . . . . .  32

                                 ARTICLE VIII

                        Compensation of Owner Trustee

8.01.     Owner Trustee's Fees and Expenses  . . . . . . . . . . . .  33
8.02.     Indemnification  . . . . . . . . . . . . . . . . . . . . .  33

                                  ARTICLE IX

                        Termination of Trust Agreement

9.01.     Termination of Trust Agreement . . . . . . . . . . . . . .  35

                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees

10.01.    Eligibility Requirements for Owner Trustee . . . . . . . .  37
10.02.    Resignation or Removal of Owner Trustee  . . . . . . . . .  37
10.03.    Successor Owner Trustee  . . . . . . . . . . . . . . . . .  38
10.04.    Merger or Consolidation of Owner Trustee . . . . . . . . .  38

                                  ARTICLE XI

                                Miscellaneous

11.01.    Supplements and Amendments . . . . . . . . . . . . . . . .  40
11.02.    Voting Interests . . . . . . . . . . . . . . . . . . . . .  41
11.03.    Modification and Amendment of Swap Agreement . . . . . . .  41
11.04.    No Legal Title to Trust Estate in Certificateholders . . .  41
11.05.    Limitations on Rights of Others  . . . . . . . . . . . . .  42
11.06.    Notices  . . . . . . . . . . . . . . . . . . . . . . . . .  42
11.07.    Severability . . . . . . . . . . . . . . . . . . . . . . .  42
11.08.    Separate Counterparts  . . . . . . . . . . . . . . . . . .  42
11.09.    Successors and Assigns . . . . . . . . . . . . . . . . . .  43
11.10.    Covenants of the Depositor . . . . . . . . . . . . . . . .  43
11.11.    No Petition  . . . . . . . . . . . . . . . . . . . . . . .  43
11.12.    No Recourse  . . . . . . . . . . . . . . . . . . . . . . .  43
11.13.    Headings . . . . . . . . . . . . . . . . . . . . . . . . .  43
11.14.    GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . .  43
11.15.    Integration  . . . . . . . . . . . . . . . . . . . . . . .  44
11.16.    Appointment of Agent . . . . . . . . . . . . . . . . . . .  44
11.17.    Benefits of Trust Agreement  . . . . . . . . . . . . . . .  44
11.18.    Assignment . . . . . . . . . . . . . . . . . . . . . . . .  44
11.18.    Assignments  . . . . . . . . . . . . . . . . . . . . . . .  44


                                   EXHIBITS

Exhibit A - Form of Certificate


Exhibit B - Certificate of Trust of Mortgage Index Amortizing
            Trust 1997-1

Schedule I - Master Schedule of Definitions



     This Trust Agreement of Mortgage Index Amortizing Trust 1997-1, dated as of September 1, 1997 (as amended from time to time pursuant to the terms hereof, this "Trust Agreement"), between LEHMAN ABS CORPORATION, a Delaware corporation, as Depositor (the "Depositor") and WILMINGTON TRUST COMPANY, a Delaware banking association, as Owner Trustee (the "Owner Trustee").

                               WITNESSETH THAT:

     In   consideration  of  the  mutual  agreements  herein  contained,  the
Depositor and the Owner Trustee agree as follows:



                                  ARTICLE I

                                 Definitions
                                 -----------

     Section 1.01.  Definitions.  Whenever used in this Trust Agreement, the
                    -----------
capitalized words and phrases, unless the context otherwise requires, shall have the meanings given in Schedule I hereto or in Section 1.01 of the Indenture.

                                  ARTICLE II

                                 Organization
                                 ------------

     Section 2.01.  Name.  The Trust created hereby shall be known as
                    ----
"Mortgage Index Amortizing Trust 1997-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02.  Office.  The office of the Trust shall be in care of the
                    ------
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Swap Counterparty, the Swap Guarantor and the Depositor.

     Section 2.03.  Purposes and Powers.  The purpose of the Trust is to
                    -------------------
engage in the following activities:

          (i)  to  issue  the  Notes  pursuant  to  the  Indenture   and  the
     Certificates pursuant to this Trust Agreement and to sell the Notes and the Certificates;

         (ii) with the proceeds of the sale of the Notes and the Certificates, to purchase the CABS; to enter into the Swap Agreement, and to pay the organizational, start-up and transactional expenses of the Trust;

        (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

         (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v)  to  engage  in  those  activities,  including   entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate, the making of payments to the Swap Counterparty and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the other Basic Documents.

     Section 2.04.  Appointment of Owner Trustee.  The Depositor hereby
                    ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.05.  Initial Capital Contribution of Trust Estate.  The
                    --------------------------------------------
Depositor  hereby sells,  assigns, transfers,  conveys and  sets over  to the
Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges on behalf of the Trust, receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial assets of the Trust and shall be deposited in the Collection Account.

     Section 2.06.  Declaration of Trust.  The Owner Trustee hereby declares
                    --------------------
that it will hold the Trust Estate on behalf of the Trust in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a security arrangement for the issuance of debt. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a security arrangement for the issuance of debt for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized to file with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

     Section 2.07.  Limitation of Liability.  The Certificateholders shall
                    -----------------------
be entitled to the same limitation of personal liability extended to stock-holders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 2.08.  Title to Trust Property.  Legal title to the Trust Estate
                    -----------------------
shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.09.  Situs of Trust.  The Trust will be located and
                    --------------
administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10.  Representations and Warranties and Covenants of the
                    ---------------------------------------------------
Depositor.  (a)  The Depositor hereby represents and warrants to the Owner
---------
Trustee, the Swap Counterparty and the Swap Guarantor that:

          (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

        (iii) The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

         (iv) The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (v) There are no proceedings or investigations pending or to the Depositor's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Trust Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Trust
     Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Trust Agreement.

         (vi) So long as the Notes and Certificates are outstanding or amounts are due or to become due by the Trust to the Swap Counterparty under the Swap Agreement the Depositor will not incur any debt other than debt that (i) is non-recourse to the assets of the Depositor other than assets specifically pledged as security for such debt which pledged assets shall not include the CABS, or (ii) is subordinated in right of payment to the rights of the holders of the Notes and Certificates and
     (iii) is assigned a rating by each of the Rating Agencies that is the same or higher than the then current rating of the Notes and Certificates.

     (b) The Depositor hereby covenants for the benefit of the Owner Trustee, the Swap Counterparty and the Swap Guarantor that:

          (i) Except for the transfer hereunder, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any of the CABS or any interest therein; the Depositor will notify the Owner Trustee, the Swap Counterparty and the Swap Guarantor of the existence of any Lien on any of the CABS immediately upon discovery thereof; and the Depositor will defend the right, title and interest of the Owner Trustee in, to and under the CABS against all claims of third parties claiming through or under the Depositor.

          (ii) The Depositor shall not (A) commence a voluntary case or consent to an involuntary case, for relief against the Depositor under Title 11 of the United States Code, 11 U.S.C. SectionSection 101 et
                                                                      --
     seq., or file a petition or an answer or consent to a petition seeking
     ----
     liquidation, reorganization or other relief under any applicable law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for the Depositor or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by any fiduciary obligation of the Board of Directors or as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in
     furtherance  of  any  such  action;  (B)  dissolve  or  liquidate,   in
     whole or in part, merge or consolidate with or into any other entity, or convey or transfer all or substantially all of its properties and assets to any other entity, except as specifically provided in its Certificate of Incorporation; (C) incur, assume or guarantee any indebtedness for borrowed money or for the deferred purchase price of goods or services, except as specifically provided in its Certificate of Incorporation; or (D) engage in any other action that bears upon whether the separate identity of the Depositor and its parent will be respected, or the assets of the Depositor will be consolidated with those of its parent under applicable federal or state bankruptcy or insolvency law; in each such case without the unanimous consent of its Board of Directors.

          (iii) The Depositor will be responsible for any filings required in connection with the issuance and sale of the Notes and the Certificates under the Securities Act, the Exchange Act or any state securities or "Blue Sky" statute.

          (iv) The Depositor will not engage in any activity that would result in a reduction or withdrawal of the rating of the Certificates or Notes by the Rating Agencies.

     Section 2.11.  Representations and Warranties of the Depositor with
                    ----------------------------------------------------
Respect to the CABS.  The Depositor makes the following representations and
-------------------
warranties as to the CABS to the Owner Trustee, the Swap Counterparty and the Swap Guarantor on which the Trust relies in accepting the CABS and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the CABS by the Depositor to the Trust and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a)  Title.  It is the intention of the Depositor that (i) the transfer
          -----
and assignment herein contemplated constitute a sale of the CABS from the Depositor to the Trust, conveying good title thereto, free and clear of any Liens or rights of other Persons and (ii) the beneficial interest in and title to the CABS not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. None of the CABS have been sold, transferred, assigned or pledged by the Depositor to any Person other than the Trust. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each of the CABS free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Trust shall have good and marketable title to each such CABS, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

     (b)  All Filings Made.  All filings (including UCC filings) necessary
          ----------------
in any jurisdiction to give the Trust a first perfected ownership interest in the CABS have been made.


                                 ARTICLE III

                           Conveyance of the CABS;
                          -----------------------
                  Certificates; Appointment of Administrator
                  ------------------------------------------

     Section 3.01.  Conveyance of the CABS.  The Depositor, upon the
                    ----------------------
execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trust, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the CABS including all distributions thereon, payable on and after the Closing Date and all other assets included or to be included in the Trust for the benefit of Certificateholders.

     The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the CABS and the other property described above. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the CABS, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

     In connection with such transfer and assignment, the Depositor has provided a fully executed copy of this Trust Agreement, including a fully completed copy of Exhibit B hereto, to the Indenture Trustee as a "financial intermediary" (as defined in the UCC as in effect in the State of Delaware) and has caused the beneficial ownership interest in the CABS to be registered with the Depository (on whose books the interest of the Depositor in the CABS appears) in the name of the "financial intermediary" as defined in Section 8-313(4) of the UCC for the account of the Trust.

     Section 3.02.  Initial Ownership.  Upon the formation of the Trust by
                    -----------------
the contribution by the Depositor pursuant to Section 2.05 and until the transfer of the Certificates to the purchaser thereof, the Depositor shall be the sole beneficiary of the Trust.

     Section 3.03.  The Certificates.  (a) The Certificates shall be issued
                    ----------------
substantially in the form set forth in Exhibit A in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof; or any amount as specified above plus such lesser amount. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.09.

     (b) A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a
Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.09.

     (c) The Certificates shall accrue interest at the Certificate Accrual Rate. Such amounts shall be due and payable on each Payment Date. Interest shall accrue with respect to each Payment Date during the one month period beginning at the close of business on the preceding Payment Date (or on the Closing Date in the case of the first Payment Date) and ending at the close of business on such Payment Date (each an "Interest Accrual Period"). Interest on the Certificates shall be payable solely from amounts in the Collection Account, including amounts received pursuant to the Swap Agreement and Swap Policy with respect to interest, and shall be subject to the Priority of Payments. Beginning on the Principal Commencement Date, and on each Payment Date thereafter, principal payable on the Certificates as described in Section 3.03(d) on any Payment Date will be calculated by the Calculation Agent, and will be paid to the Certificateholders in accordance with the Percentage Interest represented by each such Certificate. Any installment of interest or principal, if any, payable on any Certificate that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to each Certificateholder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Certificateholder reasonably satisfactory to the Owner Trustee or the Administrator as of the preceding Record Date or by check to such
Certificateholder mailed to such Holder's address as it appears in the Certificate Register if no such instructions have been delivered to the Owner Trustee or the Administrator.

     (d) Principal due on the Certificates shall be payable solely from amounts in the Collection Account, including amounts, if any, received pursuant to the Swap Agreement and Swap Policy, and shall be subject to the Priority of Payments. Beginning on the Principal Commencement Date and on each Payment Date thereafter, principal payable on the Certificates on any Payment Date will be equal to the Certificate Amortization Amount with respect to such Payment Date, as determined by the Calculation Agent.

     The Calculation Agent shall calculate the PSA Index Rate and the Monthly Amortization Rate on the Prepayment Determination Date as provided in the Indenture and shall promptly notify the Administrator of the same time it notifies the Indenture Trustee pursuant to the Indenture.

     If the aggregate outstanding principal amount of the Notes immediately after any Payment Date would be less than or equal to 10% of the aggregate original principal amount of the Notes, the Issuer will prepay the entire Face Amount of the Certificates on such Payment Date. The prepayment price for any such payment of principal on the Certificates will be 100% of the Face Amount of such Certificates.

     The Issuer has no optional prepayment rights with respect to the Certificates.

     As provided in the Indenture, in connection with each prepayment, repayment or other payment of principal in respect of the Certificates as required by this Section 3.03, the Indenture Trustee shall instruct the Market Agent to sell CABS and/or Eligible Investments in accordance with the Sale Procedures.

     In the event of a CABS Early Amortization Event to the extent that the Trust receives proceeds from any CABS in an amount that is less than the face amount of such CABS (a "Credit Loss"), the Face Amount of the Certificates
                        -----------
will be reduced by the amount of such Credit Loss until it is reduced to zero. Any such principal reduction will not be reinstated. It is understood and acknowledged that such reduction of the Face Amount of the Certificates shall be effective to reduce the outstanding principal amount of each Certificate, and that all references to Face Amount, principal amount, outstanding principal amount and other references to the principal due in respect of a Certificates shall take into effect to such reduction.

     Notwithstanding the foregoing, the entire unpaid principal amount of the Certificates shall be due and payable, if not previously paid, on the date on which any Event of Default (other than the events described in clause (iv),
(v) or (vi) of the definition of Event of Default) shall have occurred and be continuing, if the Indenture Trustee shall at the direction of Holders of Notes representing not less than a majority of the Principal Amount of Notes (or, in the case of an Event of Default described in clause (iii) in the definition thereof, all Securityholders) have declared the Notes to be immediately due and payable pursuant to the Indenture. All principal payments on Certificates shall be made to the Certificateholders entitled thereto in accordance with the Percentage Interests represented by such Certificates, subject to the Priority of Payments. The Certificate Registrar shall send a notice to each Person in whose name a Certificate is registered at the close of business on the Record Date preceding the final distribution date or other earlier date of prepayment of the entire Face Amount of the Certificates. Such notice shall be mailed no later than five Business Days prior to such date and shall specify that payment of the principal amount and any interest due with respect to such Certificate at such date shall be payable only upon presentation and surrender of such Certificate to the Owner Trustee and shall specify the place where such Certificate may be presented and surrendered for such final payment. By acceptance of any Certificate, the Holder thereof agrees to surrender such Certificate to the Owner Trustee promptly, prior to such Certificateholder's receipt of the final payment thereon.

     Upon a rescission pursuant to Section 3.05 of the Indenture, such rescission shall also be effective hereunder to rescind and annul the declaration of an Event of Default and the acceleration of maturity of the Certificates. No such rescission shall affect any subsequent default or impair any rights consequent thereto.

     The entire unpaid principal amount of the Certificates shall become immediately due and payable automatically upon the occurrence of an Event of Default specified in clause (iv), (v) or (vi) of the definition thereof. Immediately after the occurrence of an Event of Default described in clause
(iv), (v) or (vi) of the definition of Event of Default, pursuant to the terms of the Indenture, the Indenture Trustee shall sell and liquidate (or shall cause to be sold and liquidated) the CABS and Eligible Investments in accordance with the Sale Procedures.

     (e) Any amounts in respect of the Certificates not paid when due under this Trust Agreement (including any overdue interest) shall accrue interest, to the extent permitted by applicable law, at the Certificate Accrual Rate until paid as provided in this Trust Agreement.

     Section 3.04.  The Global Certificates.  The aggregate Denominations of
                    -----------------------
all Certificates issued as of the Closing Date shall be $7,735,000. Beneficial Owners will hold interests in the Global Certificates through the book-entry facilities of the Depository in minimum Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

     The Certificates shall be issued initially in the form of one or more permanent Global Certificates in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibit A hereto, respectively, added to the form of such Certificates (each, a "Global Certificate"), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Owner Trustee as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Owner Trustee and authenticated by the Owner Trustee as hereinafter provided. The aggregate principal amount of the Global Certificates may from time to time be decreased by adjustments made on the records of the Owner Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

     The Owner Trustee may for all purposes (including the making of payments due on the Global Certificates) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder. Except as provided in the next succeeding paragraph of this
Section 3.04, the rights of Beneficial Owners with respect to the Global Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 3.07, Beneficial Owners shall not be entitled to definitive notes for the Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Certificateholder shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Owner Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Owner Trustee, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold such Global Certificate for the account of the Beneficial Owners.

     In the event The Depository Trust Company resigns or is removed as Depository, the Depositor may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Global Certificate it beneficially owns in the manner prescribed in Section 3.07.

     Section 3.05.  Book-Entry Certificates.  This section shall apply only
                    -----------------------
to Global Certificates deposited with or on behalf of the Depository.

     The Owner Trustee shall execute, on behalf of the Issuer, and the Owner Trustee shall authenticate and deliver initially one or more Global Certificates that (i) shall be registered in the name of the nominee of the Depository for such Global Certificates and (ii) shall be delivered by the Owner Trustee to such Depository or pursuant to such Depository's instructions or held by the Owner Trustee's agent as custodian for the Depository. Such Global Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Certificate representing such Beneficial Owner's interest in such Certificate, except as provided in Section 3.07. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 3.07:

               (i) the provisions of this Section 3.05 shall be in full force and effect;

               (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Depository for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole holder of the Global Certificates, and shall have no obligation to the applicable Certificate Owners;

               (iii) to the extent that the provisions of this Section 3.05 conflict with any other provisions of this Agreement, the provisions of this Section 3.05 shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants pursuant to the Certificate Depository Agreement. Unless and until Definitive Certificates are issued pursuant to Section 3.07, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Global Certificates to such Depository Participants; and

               (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Global Certificates evidencing a specified percentage of the Principal Amount of the Certificates, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Global Certificates and has delivered such instructions in writing to the Owner Trustee.

     Section 3.06.  Notices to Depository.  Whenever a notice or other
                    ---------------------
communication to the Certificateholders is required under this Trust Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 3.07, the Owner Trustee shall give all such notices and communications specified herein to be given to Holders of the Global Certificates to the Depository, and shall have no obligation to the Beneficial Owners.

     Section 3.07.  Definitive Certificates.  If (i) the Administrator
                    -----------------------
advises  the Indenture  Trustee and  the Owner  Trustee in  writing that  the
Depository is no longer willing or able to properly discharge its responsibilities with respect to the Global Certificates and the
Administrator is unable to locate a qualified successor or (ii) the Administrator at its option advises the Owner Trustee and the Owner Trustee in writing that it elects to terminate the book-entry system of registration through the Depository, then the Depository will be expected to notify all Beneficial Owners of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Depository, accompanied by re-registration instructions, the Owner Trustee, on behalf of the Issuer, shall execute and the Owner Trustee shall authenticate the Definitive Certificates in accordance with the instructions of the Depository. None of the Issuer, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner
Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.

     Section 3.08.  Authentication of Certificates.  Concurrently with the
                    ------------------------------
initial sale of the CABS to the Trust, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Administrator, as the Trust's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 3.09.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.13, a certificate register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.13, the Trust shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.13.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register, transfers or exchanges of, Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

          Each purchaser of the Certificates or a beneficial interest in a Global Certificate will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A under the Securities Act are used herein as defined therein):

          (a) The purchaser either (A)(1) is a qualified institutional buyer, (2) is aware that the sale of the Certificates to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a qualified institutional buyer, and as to each of which the purchaser exercises sole investment discretion, or (B)(1) is an institutional accredited investor described in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor") and (2) is acquiring the Certificates for its own account. The purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and the purchaser, and any accounts for which it is acting, are each able to bear the economic risk of the purchaser's or its investment.

          (b) The purchaser understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Certificates have not been and will not be registered under the Securities Act, and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only in accordance with the applicable legend on such Securities. The purchaser acknowledges that no representation is made by the Indenture Trustee, the Owner Trustee, the Administrator, the Swap Counterparty, the Swap Guarantor, or Lehman Brothers Inc., as the case may be, as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Certificates.

          (c) The purchaser is not purchasing the Certificates with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The purchaser understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The purchaser has had access to such financial and other information concerning the Trust and the Securities as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates.

          (d) In connection with the purchase of the Certificates: (A) none of the Owner Trustee, the Indenture Trustee, the Administrator, the Swap Counterparty, the Swap Guarantor, Lehman Brothers Inc., or the Depositor is acting as a fiduciary or financial or investment adviser for the purchaser; (B) the purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Owner Trustee, the Indenture Trustee, the Administrator, the Swap Counterparty, the Swap Guarantor, or the Depositor other than in a current offering memorandum for such Certificates and any representations expressly set forth in a written agreement with such party; (C) none of the Owner Trustee, the Indenture Trustee, the Administrator, the Swap Counterparty, the Swap Guarantor, Lehman Brothers Inc. or the Depositor have given to the purchaser (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Trust Agreement, the Indenture, the Swap Agreement or documentation for the Certificates; and (D) the purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Trust Agreement, the Swap Agreement and Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Owner Trustee, the Administrator, the Swap Counterparty, the Swap Guarantor, the Indenture Trustee, Lehman Brothers Inc. or the Depositor.

          (e) The purchaser understands that the Certificates will bear the applicable legend set forth in Exhibit A hereto.

          (f) The purchaser will not, at any time, offer to buy or offer to sell the Certificates by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

          (g) The purchaser is not (A) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of ERISA, (B) a "plan" that is subject to
     Section 4975 of the Code, (C) a "governmental plan" (as defined in Section 3(32) of ERISA) that is subject to any federal, State or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (the persons or entities described in clauses (A), (B), and (C) being referred to herein as "Benefit Plans") or (D) any person or entity that is using, for purposes of the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, the assets of any Benefit Plan to purchase or hold its interest in any Securities (the person and entities described in this clause (D), together with Benefit Plans, being referred to as "Benefit Plan Investors").

          (g)  The  purchaser is a United States person within the meaning of
     Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. The purchaser understands and agrees that any purported transfer of the Certificates to a Holder that does not comply with the requirements of this clause (g) shall be null and void ab initio.

     Section 3.10.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction  of  the destruction,  loss  or  theft  of any  Certificate  and
(b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.09, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.09 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.11.  Persons Deemed Certificateholders.  Prior to due
                    ---------------------------------
presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Administrator shall treat the Person in whose name any Certificate is registered in the Certificate
Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Administrator shall be bound by any notice to the contrary.

     Section 3.12.  Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.  The Owner Trustee shall furnish or cause to be furnished to the
---------
Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Depositor, a list, in such form as the Depositor, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates evidencing not less than 25% of the outstanding principal of the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.13.  Maintenance of Office or Agency.  The Trust shall
                    -------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Trust initially designates The Bank of New York, 101 Barclay Street, New York, New York 10286 as its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.14.  Appointment of Administrator.  The Administrator shall
                    ----------------------------
undertake  the  obligations of  the  Trust,  pursuant  to the  Administration
Agreement and shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. The Administrator shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. Notwithstanding Section 4.02 hereof, the Owner Trustee may revoke such power and remove the Administrator if the Owner Trustee determines in its sole discretion that the Administrator shall have failed to perform its obligations under this Trust Agreement in any material respect. The Administrator initially shall be The Bank of New York and shall be designated pursuant to the Administration Agreement and will perform such duties as are set forth therein. Any reference in this Trust Agreement to the Administrator shall include any co-paying agent unless the context requires otherwise.

     Section 3.15.  Reporting.  At any time when the Trust is not subject to
                    ---------
Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a holder or beneficial owner of a Certificate, the Depositor shall promptly furnish or cause to be furnished Rule 144A Information to such holder or beneficial owner and to any prospective purchaser of such Certificate designated by such holder or beneficial owner, as the case may be, in order to permit compliance by such holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Certificate by such holder or beneficial owner.


                                  ARTICLE IV

                           Actions by Owner Trustee
                           ------------------------

     Section 4.01.  Prior Notice to Certificateholders with Respect to
                    --------------------------------------------------
Certain Matters.  With respect to the following matters and subject to
---------------
Section 4.05, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificate-holders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Certificateholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Certificateholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

     (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

     (f)  the  appointment  pursuant to  the  Indenture of  a  successor Note
Registrar,  Administrator or  Indenture  Trustee or  pursuant  to this  Trust
Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Administrator or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Trust Agreement, as applicable.

     Section 4.02.  Action by Certificateholders with Respect to Certain
                    ----------------------------------------------------
Matters.  The Owner Trustee shall not have the power, except upon the
-------
direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 7(c) and 7(d) thereof,
(b) appoint  a  successor  Administrator  pursuant  to  Section 7(e)  of  the
Administration Agreement, or (c) except as expressly provided in the Basic Documents, sell the CABS after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

     Section 4.03.  Action by Certificateholders with Respect to Bankruptcy.
                    -------------------------------------------------------
The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     Section 4.04.  Restrictions on Certificateholders' Power.  The
                    -----------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.05.  Majority Control.  Except as expressly provided herein,
                    ----------------
any action that may be taken by the Certificateholders under this Trust Agreement shall be taken by the Holders of Certificates evidencing not less than a majority of the aggregate Denominations of all Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the outstanding principal balance of the Certificates at the time of the delivery of such notice.


                                  ARTICLE V

            Administration of the CABS; Application of Trust Funds
            ------------------------------------------------------

     Section 5.01.  Collection of Payments on CABS; Collection Account.  (a)
                    --------------------------------------------------
The Trust shall cause the Indenture Trustee pursuant to Section 3.01 of the Indenture, to establish and maintain with the Indenture Trustee a segregated trust account (the "Collection Account") in the name of Mortgage Index Amortizing Trust 1997-1 in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit on the same day that it receives, each distribution received by the Indenture Trustee with respect to the CABS and amounts, if any, received pursuant to the Swap Agreement and/or the Swap Policy. Until the Notes have been paid in full and all amounts due or to become due by the Trust to the Swap Counterparty under the Swap Agreement and/or the Swap Policy have been paid, the Indenture Trustee will take all actions to collect any distributions due on the CABS and any amounts due under the Swap Agreement and/or the Swap Policy or to exercise remedies pursuant to Section 3.01 of the Indenture.

     (b) The amounts on deposit in the Collection Account shall be invested by the Market Agent in Eligible Investments at the direction of the Indenture Trustee. Such Eligible Investments shall mature no later than the next succeeding Payment Date.

     Section 5.02.  Distributions.  (a)  On each Payment Date, the Trust
                    -------------
shall distribute to each Certificateholder of record on the preceding Record Date (or, with respect to the first Payment Date, on the Closing Date), pro rata in accordance with the Percentage Interest evidenced by such Holder's Certificate, an amount equal to (A)(x) the Certificate Accrual Rate multi-plied by (y) the Certificate Balance and multiplied by (z) the actual number of days in the Interest Accrual Period divided by 360, plus (B) any amounts previously due and payable pursuant to this clause (a) to the extent such amounts were not paid on a prior Payment Date.

     (b) On any Payment Date, no distributions pursuant to clause (a) herein shall be made to any Certificateholder until Holders of Notes have received all payments of interest due and owing to them on such Payment Date.

     (c) On any Payment Date on which principal is distributed, the Trust shall distribute to each Certificateholder, pro rata in accordance with the Percentage Interest evidenced by such Holder's Certificate, the Certificate Amortization Amount after payment of amounts due in respect of principal on the Notes on such Payment Date.

     (d) On any Payment Date no distributions pursuant to clause (c) herein shall be made to any Certificateholder until Holders of Notes have received all payments of principal due and owing to them on such Payment Date.

     (e) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.02. The Trust is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee shall withhold such amounts in accordance with this paragraph (e). The Owner Trustee shall first notify the Depositor with respect to any applicable withholding taxes imposed on the Certificates and no earlier than 5 Business Days thereafter, shall withhold, at the applicable withholding rate (or backup withholding rate, as applicable), a portion of interest payments otherwise distributable to any beneficial holder of a Certificate that fails to provide the Owner Trustee with a copy of a properly completed IRS Form W-8, IRS Form W-9, IRS Form 1001, or IRS Form 4224.

     Section 5.03.  Method of Payment.  Subject to Section 9.01(c),
                    -----------------
distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     Section 5.04.  Accounting and Reports to the Noteholders,
                    ------------------------------------------
Certificateholders, the Internal Revenue Service and Others.  The Trust shall
-----------------------------------------------------------
(a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis, (b) deliver to each Certificateholder such information as may be required by the Code and applicable Treasury Regulations, (c) file such tax returns and reports relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a security arrangement for the issuance of debt for federal income tax purposes, (d) cause such tax returns and reports to be signed in the manner required by law, (e) notify Certificateholders, the Depositor and the Indenture Trustee of any withholding tax as described in
Section 5.02(e) with respect to income or distributions to Certificateholders and the amount of such withholding tax and (f) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.02(e) with respect to income or distributions to Certificateholders. The Owner Trustee may appoint a firm of certified public accountants for purposes of preparing and filing tax returns and reports required by this Section 5.04. The fees of such certified public accountants shall be paid by the Owner Trustee, subject to the Owner Trustee's right of reimbursement therefor pursuant to Section 8.01 hereof.

     Section 5.05.  Signature on Returns.  The Owner Trustee shall sign on
                    --------------------
behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

     Section 5.06.  Statements to Certificateholders.  (a)  The Trust shall
                    --------------------------------
prepare and, at the request of any Certificateholder, any Rating Agency, the Swap Counterparty or the Swap Guarantor, forward by mail a monthly statement to such Certificateholder, such Rating Agency, the Swap Counterparty or the Swap Guarantor stating:

          (i) the amount of principal, if any, distributable on the most recent Payment Date to the Holder of a Single Certificate;

         (ii) the amount of interest distributable on the most recent Payment Date to the Holder of a Single Certificate;

        (iii) the aggregate principal balance of the Certificates after giving effect to any distribution of principal (and the amount of any Credit Losses applied to the Face Amount of the Certificates);

         (iv) the aggregate principal balance of the CABS as of such Payment Date after giving effect to any sale of all or part of the CABS, and after giving effect to the distribution of principal made thereon, on or prior to such Payment Date; and

          (v) the aggregate principal balance of any Eligible Investments as of such Payment Date after giving effect to any Sale of any Eligible Investments, and after giving effect to the distribution of principal made thereon, on or prior to such Payment Date.

     (b) The Owner Trustee shall forward by mail to each Certificateholder with each statement described in Section 5.06(a) a copy of the most current CABS Distribution Date Statement delivered to the Owner Trustee.

     Section 5.07.  Notices to Owner Trustee.  Upon receipt of any notice
                    ------------------------
with respect to the CABS, the Owner Trustee shall promptly transmit such notice to the Certificateholders. In the event such notice requests or requires any action by the Owner Trustee and the Certificateholders, the Owner Trustee shall not take any action except in accordance with written instructions from the Certificateholders pursuant to Section 6.03(c).


                                  ARTICLE VI

                    Authority and Duties of Owner Trustee
                    -------------------------------------

     Section 6.01.  General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. Subject to compliance with the Basic Documents, the Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

     Section 6.02.  General Duties.  It shall be the duty of the Owner
                    --------------
Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificate- holders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     Section 6.03.  Action upon Instruction.  (a)  Subject to Article IV and
                    -----------------------
in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel selected in good faith, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Swap Counterparty and the Swap Guarantor) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders (with a copy to the Swap Counterparty and the Swap Guarantor) requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     Section 6.04.  No Duties Except as Specified in this Trust Agreement or
                    --------------------------------------------------------
in Instructions.  The Owner Trustee shall not have any duty or obligation to
---------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Trust Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Trust Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee solely in its individual capacity that are not related to the ownership or the administration of the Trust Estate. Without limiting the generality of the foregoing, the Owner Trustee shall take only such action with respect to an Event of Default pursuant to the terms of the Basic Documents.

     Section 6.05.  No Action Except Under Specified Documents or
                    ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell,
------------
dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     Section 6.06.  Restrictions.  The Owner Trustee shall not take any
                    ------------
action (a) that  is inconsistent with the purposes of  the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.06.

     Section 6.07.  Limitation on Trust Activities.  Notwithstanding any
                    ------------------------------
other provision in this Trust Agreement to the contrary, the Owner Trustee shall have no power to exercise discretion to vary the investment of the Certificateholders within the meaning of Treasury Department Regulations
Section 301.7701-4(c), or to engage in any business activity unless the Owner Trustee shall have received an Opinion of Counsel that such activity shall not adversely affect the status of the Trust as a security arrangement for the issuance of debt.

     Section 6.08.  No Consent to Certain Acts of Depositor.  The Owner
                    ---------------------------------------
Trustee shall not consent to any action proposed to be taken by the Depositor pursuant to Article EIGHTH or Article ELEVENTH of the Depositor's Restated Certificate of Incorporation.


                                 ARTICLE VII

                         Concerning the Owner Trustee
                         ----------------------------

     Section 7.01.  Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) The Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

     (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Certificateholders;

     (c) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Certificate Registrar, a paying agent, or an authenticating agent (if not the Owner Trustee) or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Certificate Registrar, a paying agent, or an authenticating agent (if not the Owner Trustee); and

     (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 7.02.  Furnishing of Documents.  The Owner Trustee shall furnish
                    -----------------------
to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     Section 7.03.  Representations and Warranties.  The Owner Trustee hereby
                    ------------------------------
represents  and   warrants  to  the   Depositor,  for  the  benefit   of  the
Certificateholders, the Swap Counterparty and the Swap Guarantor, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     Section 7.04.  Reliance; Advice of Counsel.  (a)  The Owner Trustee
                    ---------------------------
shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

     Section 7.05.  Not Acting in Individual Capacity.  Except as provided
                    ---------------------------------
in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity.

     Section 7.06.  Owner Trustee Not Liable for Certificates or CABS.  The
                    -------------------------------------------------
recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any CABS or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

     Section 7.07.  Owner Trustee May Own Certificates and Notes.  The Owner
                    --------------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                 ARTICLE VIII

                        Compensation of Owner Trustee
                        -----------------------------

     Section 8.01.  Owner Trustee's Fees and Expenses.  The Owner Trustee,
                    ---------------------------------
Indenture Trustee and Administrator shall receive from the Depositor as compensation for their respective services hereunder such fees as have been separately agreed upon before the date hereof among the Depositor, Lehman Brothers Inc. and each of the Owner Trustee, Indenture Trustee, and Administrator. The Owner Trustee, Indenture Trustee, and Administrator shall be entitled to be reimbursed by the Depositor or an affiliate thereof for their other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts, accountants and counsel as they may employ in connection with the exercise and performance of their rights and their duties hereunder; provided, however, that if at any time any of the Owner Trustee, Indenture Trustee or Administrator has not been compensated for its services, the Owner Trustee, Indenture Trustee or Administrator, as the case may be, shall still continue to perform all its duties under this Trust Agreement. Notwithstanding anything herein to the contrary, the Owner Trustee, Indenture Trustee and Administrator shall have no recourse against the Issuer for fees and expenses hereunder.

     Section 8.02.  Indemnification.  The Depositor shall be liable as
                    ---------------
primary obligor for, and shall indemnify the Owner Trustee, the Indenture Trustee, the Administrator and their respective successors, assigns, directors, officers, shareholders, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements, including unpaid fees and expenses (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any other
Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee or any other Indemnified Party hereunder, except only that the Depositor shall not be required to indemnify an Indemnified Party from and against Expenses arising or resulting from such Indemnified Party's own willful misconduct, its own gross negligence, or the inaccuracy of any representation or warranty of such Indemnified Party. The indemnities contained in this Section 8.02 shall survive the resignation or termination of the Owner Trustee or the termination of this Trust Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.02, the Owner Trustee's or any other Indemnified Party's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

     Notwithstanding anything herein to the contrary, the Owner Trustee, Indenture Trustee and Administrator shall have no recourse against the Issuer for amounts incurred under this Section 8.02.


                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

     Section 9.01.  Termination of Trust Agreement.  (a)  This Trust
                    ------------------------------
Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not
(x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an account-ing or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) None of the Depositor, or any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Administrator for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days prior to the final Payment Date, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Administrator therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Administrator therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Administrator, the Swap Counterparty and the Swap Guarantor at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Administrator shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with
respect thereto.   If within one  year after the  second notice all  the
Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the  funds and other assets  that  shall  remain  subject to  this  Trust
Agreement.   Any  funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.


                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees
            ------------------------------------------------------

     Section 10.01. Eligibility Requirements for Owner Trustee.  The Owner
                    ------------------------------------------
Trustee shall  at all  times be  a corporation  satisfying the  provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 by Moody's (or a rating otherwise acceptable to Moody's) and at least BBB- by S&P. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 10.02.

     Section 10.02.  Resignation or Removal of Owner Trustee.  The Owner
                     ---------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Swap Counterparty, the Swap Guarantor and the Depositor. Upon receiving such notice of resignation, the Administrator shall, with the prior consent of the Swap Counterparty and the Swap Guarantor promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator, the Swap Counterparty or the Swap Guarantor may remove the Owner Trustee. If the Administrator, the Swap Counterparty or the Swap Guarantor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator, the Swap Counterparty or the Swap Guarantor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and the Administrator and the Swap Counterparty shall pay all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Swap Guarantor.

     Section 10.03.  Successor Owner Trustee.  Any successor Owner Trustee
                     -----------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator, the Swap Counterparty and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall  accept appointment as provided in this
Section 10.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders, the Rating Agencies and the Swap Guarantor. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     Section 10.04. Merger or Consolidation of Owner Trustee.  Any Person
                    ----------------------------------------
into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies, the Swap Counterparty and the Swap Guarantor.


                                  ARTICLE XI

                                Miscellaneous
                                -------------

     Section 11.01. Supplements and Amendments.  This Trust Agreement may be
                    --------------------------
amended by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, the Swap Counterparty and the Swap Guarantor, without the consent of any of the Noteholders or the Certificateholders but with the consent of the Swap Guarantor, to cure any ambiguity, to correct or supplement any provisions in this Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder, Certificateholder, the Swap Counterparty or the Swap Guarantor.

     This Trust Agreement may also be amended from time to time by the Depositor, and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the of Principal Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority owning Voting Interests, the Swap Counterparty and the Swap Guarantor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Noteholders, the Certificateholders, the Swap Counterparty or the Swap Guarantor; provided, however, that no such amendment may (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on CABS or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Principal Amount of the Notes or the Voting Interests of the Certificates required to consent to any such amendment, without (x) the consent of the holders of all the outstanding Notes and Certificates, as the case may be and (y) confirmation from each Rating Agency that such amendment shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Swap Counterparty and the Swap Guarantor and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, Noteholders, the Indenture Trustee, the Swap Counterparty or the Swap Guarantor pursuant to this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

     Prior to the execution of any amendment to this Trust Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Trust Agreement or otherwise.

     Section 11.02. Voting Interests.  As of any date, the aggregate
                    ----------------
outstanding principal balance of all Certificates will constitute the voting interest of the Issuer (the "Voting Interests"), for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates and the Depositor will be disregarded and deemed not to be outstanding, and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or its affiliates.

     Section 11.03. Modification and Amendment of Swap Agreement.  Subject
                    --------------------------------------------
to the provisions of the Swap Agreement and the written consent of the Swap Guarantor, the Owner Trustee may enter into any amendment of the Swap Agreement requested by the Swap Counterparty to cure any ambiguity in, or to correct or supplement any provision of, such Swap Agreement, so long as the Owner Trustee and the Indenture Trustee determine, based on an Opinion of Counsel, that such amendment will not adversely affect the interests of the Noteholders and the Certificateholders.

     Section 11.04. No Legal Title to Trust Estate in Certificateholders.
                    ----------------------------------------------------
The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 11.05. Limitations on Rights of Others.  Except for
                    -------------------------------
Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Noteholders, the Swap Counterparty and the Swap Guarantor, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

     Section 11.06. Notices.  (a)  Unless otherwise expressly specified or
                    -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Lehman ABS Corporation, Three World Financial Center, New York, New York 10285, Attention: Martin P. Harding; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.07. Severability.  Any provision of this Trust Agreement that
                    ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.08. Separate Counterparts.  This Trust Agreement may be
                    ---------------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.09. Successors and Assigns.  All covenants and agreements
                    ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 11.10. Covenants of the Depositor.  The Depositor will not at
                    --------------------------
any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

     Section 11.11.  No Petition.  The Owner Trustee, by entering into this
                     -----------
Trust Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Trust Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

     Section 11.12. No Recourse.  Each Certificateholder by accepting a
                    -----------
Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee, the Swap Counterparty, the Swap Guarantor or any affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the other Basic Documents.

     Section 11.13. Headings.  The headings of the various Articles and
                    --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.14. GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE CONSTRUED
                    -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.15. Integration.  This Trust Agreement constitutes the entire
                    -----------
agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

     Section 11.16. Appointment of Agent.  The Trust irrevocably consents to
                    --------------------
the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at the office of CT Corporation, New York, New York.

     Section 11.17. Benefits of Trust Agreement.  Nothing in the Agreement
                    ---------------------------
or in the Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Certificateholders and other parties entitled to the benefits of this Agreement as herein stated, any benefit or any legal or equitable right, remedy or claim under the Agreement; provided, however, that the Swap
                                     --------  -------
Counterparty and the Swap Guarantor are third party beneficiaries of all provisions of this Agreement and as such is entitled to enforce all provisions of this Agreement directly.

     Section 11.18. Assignment.  The parties hereby expressly agree that the
                    ----------
Swap Counterparty may assign its rights hereunder and under the Indenture (exclusive of any such rights in Section 3.21 of the Indenture) but not any of its obligations provided, however, that no such assignment shall be
                   --------  -------
permitted without notification from each Rating Agency that such assignment shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn. The assignee of such rights may take action hereunder consistent with the assignment of rights and the parties agree to be bound by such assignment.

     IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                         LEHMAN ABS CORPORATION


                         By:________________________________
                            Name:
                            Title:


                         WILMINGTON TRUST COMPANY


                         By:_________________________________
                            Name:
                            Title:




                                  EXHIBIT A

                            (Form of Certificate)

                                    (Face)

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THE TRUST NOR THE POOL OF ASSETS HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE TRUST AGREEMENT REFERRED TO BELOW, AND WHICH MAY BE IN EITHER CASE EFFECTED WITHOUT LOSS OF ANY APPLICABLE 1940 ACT EXCEPTION OR (2) TO INSTITUTIONAL ACCREDITED INVESTORS WITHIN THE MEANING OF RULE 501(A)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT WHO ARE ACQUIRING THIS SECURITY FOR THEIR OWN ACCOUNT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE, THE OWNER TRUSTEE OR ANY INTERMEDIARY.

THE PURCHASER UNDERSTANDS THAT THE CERTIFICATES ARE BEING OFFERED ONLY IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE
SECURITIES ACT, THE CERTIFICATES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, AND, IF IN THE FUTURE THE PURCHASER DECIDES TO OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THE CERTIFICATES, SUCH CERTIFICATES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE APPLICABLE LEGEND ON SUCH CERTIFICATES. THE PURCHASER ACKNOWLEDGES THAT NO REPRESENTATION IS MADE BY THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR, THE SWAP COUNTERPARTY, THE SWAP GUARANTOR, THE INITIAL PURCHASER OR THE DEPOSITOR, AS THE CASE MAY BE, AS TO THE
AVAILABILITY OF ANY EXEMPTION UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS FOR RESALE OF THE CERTIFICATES.

THE PURCHASER IS NOT PURCHASING THE CERTIFICATES WITH A VIEW TO THE RESALE, DISTRIBUTION OR OTHER DISPOSITION THEREOF IN VIOLATION OF THE SECURITIES ACT. THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE CERTIFICATES INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF ITS INVESTMENT UNDER CERTAIN CIRCUMSTANCES. THE PURCHASER HAS HAD ACCESS TO SUCH FINANCIAL AND OTHER INFORMATION CONCERNING THE ISSUER AND THE CERTIFICATES AS IT DEEMED NECESSARY OR APPROPRIATE IN ORDER TO MAKE AN INFORMED INVESTMENT DECISION WITH RESPECT TO ITS PURCHASE OF THE CERTIFICATES.

IN CONNECTION WITH THE PURCHASE OF THE CERTIFICATES: (A) NONE OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, THE SWAP COUNTERPARTY, THE SWAP GUARANTOR, LEHMAN BROTHERS INC. OR THE DEPOSITOR IS ACTING AS A FIDUCIARY OR FINANCIAL OR INVESTMENT ADVISER FOR THE PURCHASER; (B) THE PURCHASER IS NOT RELYING (FOR PURPOSES OF MAKING ANY INVESTMENT DECISION OR OTHERWISE) UPON ANY ADVICE, COUNSEL OR REPRESENTATIONS (WHETHER WRITTEN OR
ORAL) OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, THE SWAP COUNTERPARTY, THE SWAP GUARANTOR, LEHMAN BROTHERS INC. OR THE DEPOSITOR OTHER THAN IN A CURRENT OFFERING MEMORANDUM FOR SUCH SECURITIES AND ANY REPRESENTATIONS EXPRESSLY SET FORTH IN A WRITTEN AGREEMENT WITH SUCH PARTY;
(C) NONE OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, THE SWAP COUNTERPARTY, THE SWAP GUARANTOR, LEHMAN BROTHERS INC. OR THE DEPOSITOR HAVE GIVEN TO THE PURCHASER (DIRECTLY OR INDIRECTLY THROUGH ANY OTHER PERSON) ANY ASSURANCE, GUARANTEE, OR REPRESENTATION WHATSOEVER AS TO THE EXPECTED OR PROJECTED SUCCESS, PROFITABILITY, RETURN, PERFORMANCE, RESULT, EFFECT, CONSEQUENCE, OR BENEFIT (INCLUDING LEGAL, REGULATORY, TAX, FINANCIAL, ACCOUNTING, OR OTHERWISE) OF THE TRUST AGREEMENT, THE INDENTURE, THE SWAP AGREEMENT OR DOCUMENTATION FOR THE CERTIFICATES; AND (D) THE PURCHASER HAS CONSULTED WITH ITS OWN LEGAL, REGULATORY, TAX, BUSINESS, INVESTMENT, FINANCIAL, AND ACCOUNTING ADVISERS TO THE EXTENT IT HAS DEEMED NECESSARY, AND IT HAS MADE ITS OWN INVESTMENT DECISIONS (INCLUDING DECISIONS REGARDING THE SUITABILITY OF ANY TRANSACTION PURSUANT TO THE TRUST AGREEMENT, THE SWAP AGREEMENT AND INDENTURE) BASED UPON ITS OWN JUDGEMENT AND UPON ANY ADVICE FROM SUCH ADVISERS AS IT HAS DEEMED NECESSARY AND NOT UPON ANY VIEW EXPRESSED BY THE OWNER TRUSTEE, THE SWAP COUNTERPARTY, THE SWAP GUARANTOR, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, LEHMAN BROTHERS INC. OR THE DEPOSITOR.

THE PURCHASER WILL NOT, AT ANY TIME, OFFER TO BUY OR OFFER TO SELL THE CERTIFICATES BY ANY FORM OF GENERAL SOLICITATION OR ADVERTISING, INCLUDING, BUT NOT LIMITED TO, ANY ADVERTISEMENT, ARTICLE, NOTICE OR OTHER COMMUNICATION PUBLISHED IN ANY NEWSPAPER, MAGAZINE OR SIMILAR MEDIUM OR BROADCAST OVER TELEVISION OR RADIO OR SEMINAR OR MEETING WHOSE ATTENDEES HAVE BEEN INVITED BY GENERAL SOLICITATION OR ADVERTISING.

THE PURCHASER IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, (B) A "PLAN" THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) A "GOVERNMENTAL PLAN" (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (THE PERSONS OR ENTITIES DESCRIBED IN CLAUSES (A), (B), AND (C) BEING REFERRED TO HEREIN AS "BENEFIT PLANS") OR (D) ANY PERSON OR ENTITY THAT IS USING, FOR PURPOSES OF THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, THE ASSETS OF ANY BENEFIT PLAN TO PURCHASE OR HOLD ITS INTEREST IN ANY SECURITIES (THE PERSON AND ENTITIES DESCRIBED IN THIS CLAUSE (D), TOGETHER WITH BENEFIT PLANS, BEING REFERRED TO AS "BENEFIT PLAN INVESTORS").

THE PURCHASER IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE PURCHASER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO A HOLDER THAT DOES NOT COMPLY WITH THE REQUIREMENTS OF THIS CLAUSE WILL BE NULL AND VOID AB INITIO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE OWNER TRUSTEE. THE RIGHTS OF A HOLDER OF THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN REFERENCED TRUST AGREEMENT.

THE RIGHTS OF THE HOLDER OF THIS CERTIFICATE TO RECEIVE PAYMENT IN RESPECT OF PRINCIPAL AND INTEREST ON THE CERTIFICATE ARE SUBORDINATE TO THE RIGHTS OF HOLDERS OF THE NOTES TO RECEIVE PAYMENTS OF PRINCIPAL AND INTEREST.

The Owner Trustee shall withhold, at the applicable withholding rate (or backup withholding rate, as applicable), a portion of interest payments otherwise distributable to any beneficial holder of a Certificate that fails to provide the Owner Trustee with a copy of a properly completed IRS Form W-8, IRS Form W-9, IRS Form 1001, or IRS Form 4224.



                   MORTGAGE INDEX AMORTIZING TRUST 1997-1



          Certificate No. A2-_     CUSIP No. _______________

                    Original  principal   amount  ("Denomination")   of  this
                    Certificate:  $____________

                    Aggregate Denominations of all Certificates: $7,735,000

                    Certificate Accrual Rate:  Floating

                    First Payment Date:  October 25, 1997

     This certifies that Cede & Co.is the registered owner of the undivided ownership interest evidenced by this Certificate in the amounts distributable from a trust (the "Trust") consisting of CABS and Eligible Investments with an aggregate outstanding principal amount as of the Closing Date of approximately $257,735,000 which together with other similar certificates or notes evidence undivided initial beneficial interests in pools of receivables generated from time to time in portfolios of revolving card accounts and collections thereon. The CABS were transferred to the Trust by Lehman ABS Corporation (the "Depositor"). The Trust was created pursuant to a trust agreement dated as of September 1, 1997 (the "Trust Agreement") between the Depositor and Wilmington Trust Company, as owner trustee (the "Owner Trustee", which term includes any successor entity under the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Certificate is one of a duly authorized issue of Floating Rate Asset-Backed Certificates, Class A2 (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The terms of this Certificate are subject to provisions of the Trust Agreement, and in case of an inconsistency between the terms set forth in this Certificate and those set forth in the Trust Agreement, those of the Trust Agreement shall govern.

     The Trust Agreement requires the distribution on each Payment Date (the "Payment Date"), commencing on the First Payment Date specified above, to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Payment Date or, if Definitive Certificates are issued, fifteen days prior to such Payment Date, or, with respect to the First Payment Date, the Closing Date (the "Record Date"), of principal and interest in accordance with the terms of the Indenture and Trust Agreement.

     The Certificates are limited in right of payment to the ownership interests represented hereby in distributions on the CABS received by the Owner Trustee, all as more specifically set forth herein and in the Trust Agreement and Indenture. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Collection Account maintained by the Indenture Trustee and its rights under the Swap Agreement for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

     The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture dated as of September 1, 1997 among the Trust, The Bank of New York and the Swap Counterparty (the "Indenture").

     Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Administrator by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwith-standing the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution as provided in the Trust Agreement and only upon presentation and surrender of this Certificate as provided for in the Trust Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                         MORTGAGE INDEX AMORTIZING TRUST 1997-1

                         By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee



Dated: September 25, 1997 By:
                              -------------------------------
                                Name:
                                Title:



                           (REVERSE OF CERTIFICATE)


     The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Owner Trustee, the Swap Counterparty, the Swap Guarantor or any affiliates of any of them (except the Trust) and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the CABS (and certain other amounts), all as more specifically set forth herein. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee with the consent of the Swap Counterparty, the Swap Guarantor and of the Holders of the Certificates and the Noteholders, each voting as a class, evidencing not less than a majority of the Voting Interests of the Certificates and the outstanding principal balance of the Notes of each such class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

     Except as provided in the Trust Agreement, the Certificates are issuable only in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Trust Estate.



                                  ASSIGNMENT


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



--------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



--------------------------------------------------------------------------
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


____________________________________________*/
                                  Signature Guaranteed:



                              ____________________________*/


_________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                        Certificate of Authentication

This is one of the Certificates referred to in the within mentioned Trust Agreement.


                              WILMINGTON TRUST COMPANY,
                              as Owner Trustee


                              By:______________________________
                                    Authorized Signatory




                          DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for the information of the Owner Trustee:

     Distribution shall be made by wire transfer in immediately available funds to ______________________________________________
_________________________________________________________________
for the  account of ________________________________________,  account number
______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to__________________.


                                   ______________________________
                                   Signature of assignee or agent
                                   (for authorization of wire
                                    transfer only)




                                                                    EXHIBIT B
                                                       TO THE TRUST AGREEMENT




                           CERTIFICATE OF TRUST OF
                    MORTGAGE INDEX AMORTIZING TRUST 1997-1
                   --------------------------------------


          THIS Certificate of Trust of MORTGAGE INDEX AMORTIZING TRUST 1997-1 (the "Trust"), dated September __, 1997, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section
                                                           ---------
3801 et seq.).

          1.  Name.  The name of the business trust formed hereby is MORTGAGE
              ----
INDEX AMORTIZING TRUST 1997-1.

          2.  Delaware Trustee.  The name and business address of the trustee
              ----------------
of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801,
Attention:  Corporate Trust Administration.


          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of September 1, 1997,

                              By:
                                 ------------------------------
                                 Name:
                                 Title:


Schedule I
----------

     Administration Agreement:  The Administration Agreement dated as of
     ------------------------
September 1, 1997 among the Trust, The Bank of New York, as Indenture Trustee and The Bank of New York, as Administrator, as it may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

     Administrator: Initially, the Bank of New York, and together or any
     -------------
successor appointed under the Administration Agreement.

     Affiliate:  With respect to any specified Person, any other Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Authorized Officer:  With respect to the Issuer, any officer of the
     ------------------
Owner Trustee  who is  authorized to  act for  the Owner  Trustee in  matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and the Swap Counterparty on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Responsible Officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agree-ment and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee and the Swap Counterparty on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     Basic Documents:  The Certificate of Trust, the Trust Agreement, the
     ---------------
Indenture, the Administration Agreement, the Certificate Depository Agreement, the Note Depository Agreement, the Swap Agreement, the Swap
Policy, the Market Agent Agreement, Calculation Agent Agreement and other documents and certificates delivered in connection therewith.

     Beneficial Owner:  With respect to any Certificate, the Person who is
     ----------------
the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

     Book-Entry Certificates:  A beneficial interest in the Certificates,
     -----------------------
ownership and transfers of which shall be made through book entries by the Depository as described in Section 3.05.

     Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii)
     ------------
a day on which banking institutions in the City of New York, New York or the city in which the Corporate Trust Office is located are authorized or obligated by law, regulations or executive order to be closed.

     Business Trust Statute:  Chapter 38 of Title 12 of the Delaware Code,
     ----------------------
12 Del. Code SectionSection3801 et seq., as the same may be amended from time
   ---                          -- ----
to time.

     CABS:  The $100,145,000 First USA Credit Card Master Trust, Class A
     ----
Floating Rate Asset Backed Certificates, Series 1997-5, the $50,000,000 First USA Credit Card Master Trust, Class A Floating Rate Asset Backed
Certificates, Series 1997-2, the $13,000,000 First USA Credit Card Master Trust, Class A Floating Rate Asset Backed Certificates, Series 1997-1, the $94,590,000 First USA Credit Card Master Trust, Class A Floating Rate Asset Backed Certificates, Series 1996-4 and certain other floating rate asset backed credit card securities that may be added to the Trust Estate in the event of a CABS Early Amortization Event.

     CABS Early Amortization Event:  Shall occur if, at any time with respect
     -----------------------------
to any CABS, a Rapid Amortization Period (as defined in the applicable Underlying Agreement) (or, if such term is not defined in the applicable Underlying Agreement, any other similar period of rapid or early payment of principal) commences with respect to such CABS.

     Calculation Agent:  Initially, Lehman Brothers Special Financing Inc.,
     -----------------
and  thereafter,  any   successor  appointed  under  the   Calculation  Agent
Agreement.

     Calculation Agent Agreement:  The Calculation Agent Agreement dated as
     ---------------------------
of September 1, 1997 by and among the Trust, the Indenture Trustee, the Swap Guarantor and the Calculation Agent, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

     Certificate:  Any one of the Floating Rate Asset Backed Certificates,
     -----------
Class A2, each evidencing a fractional undivided beneficial interests in amounts to be distributed hereunder and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

     Certificate Accrual Rate:  For each Certificate Interest Accrual Period,
     ------------------------
a rate per annum equal to LIBOR for such Interest Accrual Period plus 0.25% calculated on the basis of the actual number of days in such Certificate Interest Accrual Period divided by 360.

     Certificate Amortization Amount:  With respect to each Payment Date, an
     -------------------------------
amount equal to the Face Amount of the Certificates immediately prior to such Payment Date multiplied by 71.60% of the Monthly Amortization Rate that corresponds to the PSA Index Rate from such months as shown in the Prepayment Calculation Table attached to the Indenture as Exhibit B, rounded to the nearest $1,000.

     Certificate Balance:  As to any Payment Date and for each Certificate,
     -------------------
the aggregate Denominations of all Certificates.

     Certificate Depository Agreement:  A letter of representations dated
     --------------------------------
September 25, 1997 (as amended and supplemented from time to time) among the Issuer, the Owner Trustee, the Administrator and the Depository.

     Certificate of Trust:  The Certificate of Trust filed for the Trust
     --------------------
pursuant to Section 3810 (a) of the Business Trust Statute.

     Certificate Owner:  The Beneficial Owner of a Certificate.
     -----------------

     Certificate Register:  The meaning provided in Section 3.09 of the Trust
     --------------------
Agreement.

     Certificate Registrar:  Initially the Administrator, in its capacity as
     ---------------------
Certificate Registrar, or any successor to the Administrator in such capacity.

     Certificateholder or Holder:  The Person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Trust Agreement, any Certificate registered in the name of the Depositor, the Owner Trustee or any affiliate of either shall be deemed not to be outstanding.

     Closing Date:  September 25, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended, and the rules and
     ----
regulations promulgated thereunder.

     Collateral:  The meaning specified in the Granting Clause of the
     ----------
Indenture.


     Collection Account:  The meaning provided in Section 5.01(a).
     ------------------

     Corporate Trust Office:  Either (i) the principal corporate trust office
     ----------------------
of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration or (ii) the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be admin-istered, which office at the date of the execution of this instrument is located at 101 Barclay Street, New York, New York 10286, Attention:
Corporate Trust Department.

     Credit Loss:  The meaning provided in Section 3.03(d).
     -----------

     Denomination:  For each Note or Certificate, as applicable, the amount
     ------------
designated as such on the face thereof, the aggregate of the Denominations of all Notes or Certificates, as applicable, being equal to the aggregate of the principal balances of the CABS, less the aggregate outstanding principal balance of the Certificates or Notes, respectively.

     Depositor:  Lehman ABS Corporation, a Delaware corporation, or its
     ---------
successor in interest.

     Depository or Depository Agency:  The Depository Trust Company or a
     -------------------------------
successor appointed by the Indenture Trustee with the approval of the Issuer. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

     Depository Participant:  A Person for whom, from time to time, the
     ----------------------
Depository maintains one or more book-entry transfers and pledges of securities accounts on its books and records.

     Eligible Investments:  Any one of the following: (a) negotiable
     --------------------
instruments or securities represented by instruments in registered form which evidence (1) obligations fully guaranteed as to timely payment by the United States of America; (2) certificates of deposits of, or bankers' acceptances (having original maturities of no more than 180 days) issued by, any depositary institution or trust company, subject to supervision or examination by Federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment
             --------  -------
or contractual commitment to invest therein, (x) such depositary institution or trust company shall have a credit rating with respect to commercial paper in the highest available rating category of each Rating Agency applicable to commercial paper and a credit rating with respect to long-term unsecured debt obligations in the highest available rating category of each Rating Agency applicable to long-term unsecured debt obligations, or (y) such deposits are fully insured by the FDIC; (3) commercial paper (having original maturities of not more than 180 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a credit rating in the highest available rating category of each Rating Agency applicable to money market funds; and (4) investments in money market funds having a rating in the highest available rating category of each Rating Agency applicable to money market funds; (b) demand deposits or time deposits in the name of the Trust or the Administrator in any depository institution or trust company referred to in (a)(2) above and (c) floating rate securities rated AAA or A-1+ by Standard & Poor's and Aaa or P1 by Moody's.

     ERISA:  Employee Retirement Income Security Act of 1974, as amended, and
     -----
the rules and regulations promulgated thereunder.

     Event of Default:  Any one of the following events (whatever the reason
     ----------------
for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five Business Days; or

          (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

          (iii) default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee, the Swap Counterparty or the Swap Guarantor or to the Issuer, the Swap Counterparty, the Swap Guarantor and the Indenture Trustee by the Holders of at least 25% of the Principal Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

          (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

          (vi) the occurrence and continuation of a Replacement Event which does not result in the entry into a Replacement Swap in accordance with the terms of the Swap Agreement; or

          (vii) the declaration of an Early Termination Date under and as defined in the Swap Agreement as a result of a Termination Event with respect to the Issuer under and as specified under Subsection 5(b)(i) (Illegality) under the Swap Agreement.

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations promulgated thereunder.

     Expenses:  The meaning provided in Section 8.02 of the Trust Agreement.
     --------

     Face Amount:  On any day, the aggregate unpaid face amount of all
     -----------
Certificates outstanding on such day, which amount shall be reduced by any Credit Loss as described in Section 3.03 provided that it is understood and
                                         --------
acknowledged  that   when  used  in   the  Indenture  with  respect   to  the
Certificates, "face amount" means "outstanding principal amount."

     FHLMC:    The Federal Home Loan Mortgage Corporation.
     -----

     Final Scheduled Payment Date:  To the extent not previously paid, the
     ----------------------------
principal balance of the Notes will be due on August 25, 2004 or such earlier date if such Securities are paid prior to August 25, 2004.

     Global Certificate:  The meaning provided in Section 3.04 of this Trust
     ------------------
Agreement.

     Grant:  Means mortgage, pledge, bargain, sell, warrant, alienate,
     -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the CABS or the Eligible Investments and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Indemnified Party:  The meaning provided in Section 8.02 of the Trust
     -----------------
Agreement.

     Indenture:  The Indenture dated as of September 1, 1997 among the Trust,
     ---------
The Bank of New York, as Indenture Trustee and the Swap Counterparty as it may be amended, supplement or otherwise modified from time to time, pursuant to the terms thereof.

     Indenture Trustee:  The Bank of New York in its capacity as indenture
     -----------------
trustee or its successor in interest, or any successor trustee appointed as herein provided.

     Independent:  When used with respect to any specified Person, means that
     -----------
the Person (i) is in fact independent of the Issuer any Affiliate of the Issuer, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or an Affiliate of the Issuer and
(iii) is not connected with the Issuer or any Affiliate of the Issuer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate:  means a certificate or opinion to be delivered
     -----------------------
to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     Initial Certificate Balance:  $7,735,000
     ---------------------------

     Interest Accrual Period:  The meaning provided in Section 3.03(c) of the
     -----------------------
Trust Agreement.

     Issuer:  Mortgage Index Amortizing Trust 1997-1, a Delaware business
     ------
trust, or its successor in interest.


     Issuer Order and Issuer Request:  means a written order or request
     -----------      --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     LIBOR:  With respect to each Payment Date, the London interbank offered
     -----
rate for one-month United States dollar deposits determined in the manner set
forth  in  the   Swap  Agreement  by  the  Indenture  Trustee  on  the  LIBOR
Determination Date immediately preceding the Payment Date.

     LIBOR Determination Date:  With respect to the first Payment Date,
     ------------------------
September 23, 1997 and with respect to any Payment Date thereafter, the second Business Day immediately preceding such Payment Date on which such Interest Accrual Period commences.

     Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
     ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

     Market Agent:  Lehman Brothers Inc. or its successor in interest, or
     ------------
such other party as may be appointed pursuant to the Market Agent Agreement.

     Market Agent Agreement:  The market agent agreement dated as of
     ----------------------
September 1, 1997, among Lehman Brother Inc., as market agent, the Issuer, the Indenture Trustee and the Swap Guarantor, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

     Monthly Amortization Rate:  With respect to any payment date, the
     -------------------------
percentage corresponding to the applicable PSA Index Rate for such Payment Date as shown in the Prepayment Calculation Table attached to the Indenture as Exhibit B.

     Moody's:  Moody's Investors Service, Inc., or any successor thereto.
     -------

     Note:  Any one of the 6.682% Fixed Rate Asset Backed Notes, Class A1,
     ----
each secured by the specified assets of the Trust pursuant to the Indenture and executed by the Indenture Trustee in substantially the form set forth in Exhibit A to the Indenture.

     Note Registrar:  The Indenture Trustee, in its capacity as Note
     --------------
Registrar.

     Noteholder or Holder:  The Person in whose name a Note is registered in
     --------------------
the Note Register, except that, solely for the purpose of giving any consent pursuant to the Indenture, any Note registered in the name of the Depositor or the Indenture Trustee or any affiliate of either shall be deemed not to be Outstanding.

     Officer's Certificate:  A certificate signed by any Authorized Officer
     ---------------------
of  the Issuer  and  delivered to  the Indenture  Trustee.   Unless otherwise
specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     Opinion of Counsel:  A written opinion of counsel, who may be counsel
     ------------------
for the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee.

     Outstanding:  With respect to the Notes, as of the date of
     -----------
determination, all Notes theretofore executed, authenticated and delivered under the Indenture except:

     (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation;

    (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course; and

    (iii) solely for the purpose of giving any consent pursuant to the Indenture, any Note registered in the name of the Depositor, the Owner Trustee or any affiliate thereof.

     Principal Amount:  On any day, the aggregate principal amount of all
     ----------------
Notes or Certificates Outstanding on such day.

     Owner Trustee:  Wilmington Trust Company in its capacity as owner
     -------------
trustee or its successor in interest, or any successor owner trustee appointed as herein provided.

     Payment Date:  The 25th day of each month, or if any such date is not
     ------------
a Business Day, the next succeeding Business Day commencing October 25, 1997.

     Percentage Interest:  As to any Note, the percentage interest in the
     -------------------
applicable Payment Amount represented thereby, such percentage interest being equal to the percentage obtained by dividing the then outstanding principal amount of such Note by the Principal Amount of all the Notes or as to any Certificate, the percentage interest represented thereby, such percentage interest being equal to the percentage obtained through dividing the then outstanding face amount of such Certificate by the aggregate face amount of all Certificates.

     Person:  Any individual, corporation, partnership, limited liability
     ------
company,   joint   venture,    association,   joint-stock   company,   trust,
unincorporated   organization  or  government  or  any  agency  or  political subdivision thereof.

     Predecessor Note:  With respect to any particular Note, every previous
     ----------------
Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     Prepayment Determination Date:  The fourth Business Day of the month in
     -----------------------------
which such Payment Date occurs.

     Principal Balance: As to any Payment Date and for each Note, the
     -----------------
aggregate Denomination of such Notes, reduced by any distributions of principal thereof.


     Principal Commencement Date:  September 25, 1999.
     ---------------------------

     Priority of Payments: The meaning specified in Section 3.05(d) of the
     --------------------
Indenture.

     Proceeding: Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     PSA Index Rate: The meaning specified in the Indenture.
     --------------

     Rating Agency:  Moody's and Standard & Poor's.  If no such organization
     -------------
or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Owner Trustee, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee, the Swap Counterparty and the Depositor.

     Record Date:  With respect to any Payment Date other than the first
     -----------
Payment Date, the close of business on the day immediately preceding such Payment Date or, if Definitive Certificates are issued, the close of business fifteen days prior to such Payment Date, or, with respect to the first Payment Date, the Closing Date.

     Reference Collateral Pool:  The outstanding 30 year Federal Home Loan
     -------------------------
Mortgage  Corporation  8%  mortgage   participation  Certificates  issued  in
calendar year 1996.

     Replacement Event: The meaning provided in the Swap Agreement.
     -----------------

     Replacement Swap:  The meaning provided in the Swap Agreement.
     ----------------

     Sale Procedures:   On each Solicitation Date, and as soon as practicable
     ---------------
in the case of acceleration of amounts due in respect of the Certificates pursuant to Section 3.05 of the Indenture, the Indenture Trustee shall direct the Market Agent, on behalf of the Issuer, to sell the CABS and/or Eligible Investments in accordance with the CABS Amortization Schedule in an amount equal to the Monthly Amortization Amount (or, if greater, the amount required to paid in respect of the Notes and the Certificates pursuant to the Indenture and the Basic Documents, as the case may be) to the highest bidder of not less than three solicited bidders for such CABS and/or Eligible Investments, as the case may be (which bidders may include the Depositor, the Swap Counterparty the Swap Guarantor or their respective affiliates, provided that the Depositor, the Swap Counterparty, the Swap Guarantor and their respective affiliates, shall not be obligated to bid, and bidders need not be limited to recognized broker-dealers).

     Securities:  The Notes and the Certificates.
     ----------

     Securities Act:  The Securities Act of 1933, as amended, and the rules
     --------------
and regulations promulgated thereunder.

     Securityholder:  Any Holder of the Notes and Certificates.
     --------------

     Seller:  Lehman Brothers Inc., in its capacity as seller or its
     ------
successor in interest.

     Single Certificate:  A Certificate in the Denomination of $1,000.
     ------------------

     Single Note:  A Note in the Denomination of $1,000.
     -----------

     Solicitation Date:  Four Business Days prior to each Payment Date
     -----------------
beginning with the Payment Date in September 1999.

     Standard & Poor's:  shall mean Standard & Poor's Ratings Services, a
     -----------------
division of The McGraw Hill Companies.

     Swap Agreement:  The 1992 ISDA (Multicurrency-Cross Border) Master
     --------------
Agreement, dated as of September 1, 1997, including any schedules attached thereto and confirmation letters executed in connection therewith, between the Swap Counterparty and the Trust.


     Swap Counterparty:  Lehman Brothers Special Financing Inc., as swap
     -----------------
counterparty under the Swap Agreement and any successor or replacement swap counterparty pursuant to the terms thereof.

     Swap Guarantor:  Ambac Assurance Corporation.
     --------------

     Swap Policy:  The financial guaranty insurance policy, issued on
     -----------
September 25, 1997 by the Swap Guarantor (Policy No. SF0046BE).

     Trust:  Mortgage Index Amortizing Trust 1997-1; the trust created by
     -----
this Trust Agreement and by the filing with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

     Trust Agreement:  The agreement entered into between the Owner Trustee
     ---------------
and the Depositor, dated as of September 1, 1997, as amended, supplemented or otherwise modified from time to time pursuant to the terms hereof.

     Trust Estate:  The meaning specified in the Granting Clause.
     ------------

     UCC:  The Uniform Commercial Code as in effect in the State of New York
     ---
as of the date hereof.

     Underlying Agreement:  The Pooling and Servicing Agreement dated as of
     --------------------
September 1, 1992 as supplemented by the series supplements thereto relating to Series 1997-5, Series 1997-2, Series 1997-1 and Series 1996-4, between First USA Bank, as transferor and servicer, and The Bank of New York (Delaware), as trustee pursuant to which the CABS were originally issued.

     Voting Interests: The meaning provided in Section 11.02 of this Trust
     ----------------
Agreement.